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                                                                    EXHIBIT 4.1

                       [SPECIMEN COMMON STOCK CERTIFICATE]

                              [FACE OF CERTIFICATE]

COMMON STOCK                         [LOGO]                         COMMON STOCK

NUMBER                         PACKARD BIOSCIENCE                       SHARES

PBS           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 695172 20 5

THIS CERTIFIES THAT                                         is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITH A PAR VALUE OF TWO-TENTHS OF A CENT ($0.002) EACH, OF

PACKARD BIOSCIENCE COMPANY (herein called the "Corporation"), transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-Laws of the Corporation, as amended from time to time (copies of which are on file with the Transfer Agent). This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF Packard BioScience Company has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:                               [SEAL]

/s/ Timothy O. White, Jr.                             /s/ Emery G. Olcott
VICE PRESIDENT and SECRETARY                          PRESIDENT AND CHIEF
                                                      EXECUTIVE OFFICER

                                        COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                        TRANSFER AGENT AND REGISTRAR

                                        AUTHORIZED SIGNATURE

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                              [BACK OF CERTIFICATE]

                           PACKARD BIOSCIENCE COMPANY

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON REQUEST AND WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT _________________ Custodian _______________
                      (Cust)                     (Minor)

          under Uniform Gifts to Minors

          Act ______________
                 (State)

          Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________

                                    ___________________________________________
                                    Signature

Signature(s) Guaranteed:

_______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.